SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 4, 2003
                                ----------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1.000 - 26099                              94-3327828
         -------------                              ----------
    (Commission File Number)              (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)

Item 5.  Other Events

         Attached as Exhibit 99.1 - Press release dated December 4, 2003, announcing a cash dividend of $4.10 per share, an increase from the $4.00 per share paid last year. The cash dividend will be paid on January 2, 2004, to stockholders of record on December 12, 2003.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FARMERS & MERCHANTS BANCORP




                                        By   /s/Stephen W. Haley

                                             Stephen W. Haley
                                             Executive Vice President
                                             & Chief Financial Officer


Date:  December 8, 2003